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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 OCTOBER 1, 1996
                                (Date of Report)
                Date of earliest event reported: October 1, 1996


                            BRADLEY REAL ESTATE, INC.
             (Exact name of Registrant as specified in its charter)




                                    MARYLAND
                 (State or other jurisdiction of incorporation)


        1-10378                                          04-6034603
(Commission File Number)                    (I.R.S. Employer Identification No.)

40 SKOKIE BOULEVARD, SUITE 600
NORTHBROOK, ILLINOIS                                                       60062
(Address of principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
                                 (847) 272-9800


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ITEM 5.   OTHER EVENTS.

Effective October 1, 1996, Bradley Real Estate, Inc. ("Bradley") moved its corporate headquarters from 699 Boylston Street, Boston, Massachusetts 02026 to 40 Skokie Boulevard, Suite 600, Northbrook, Illinois 60062. In connection with Bradley's relocation, its telephone number changed from (617) 867-4200 to (847) 272-9800.

The composition of Bradley's executive officers has been unaffected by the relocation. With the exception of the resignation of John B. Hynes III as a Director of Bradley effective September 18, 1996, the composition of Bradley's Board of Directors also has been unaffected by the relocation.

The relocation was unanimously approved by the Board of Directors of Bradley on September 9, 1996.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 1, 1996                            BRADLEY REAL ESTATE, INC.



                                                 By: /s/ Thomas P. D'Arcy
                                                    -----------------------
                                                    Thomas P. D'Arcy
                                                    President and
                                                    Chief Executive Officer






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